UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  May 23, 2013

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2013, Helmerich & Payne International Drilling Co. (“H&P Drilling”), a wholly owned subsidiary of Helmerich & Payne, Inc. (“H&P”), executed a block sale with Goldman, Sachs & Co. for the sale of 2,000,000 shares of the common stock of Atwood Oceanics, Inc., a Delaware corporation (the “Issuer”), at a per share price of $53.43.  In connection with the block sale to Goldman, Sachs & Co., H&P Drilling executed a lock-up agreement (the “Lock-Up Agreement”) in which it agreed that, during a period of 60-days after the date of the block sale, it would not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of the common stock of the Issuer, or any options or warrants to purchase any such shares, or any securities convertible into, exchangeable for or that represent the right to receive such shares, other than the 2,000,000 shares pursuant to the Agreement (defined hereafter) with the Issuer.  On May 23, 2013, H&P Drilling also entered into a stock purchase agreement (the “Agreement”) with the Issuer pursuant to which, among other things, the Issuer agreed to purchase 2,000,000 shares of the Issuer’s common stock held by H&P Drilling at a price of $53.53 per share.  The sale is expected to be consummated on June 13, 2013.  One of H&P’s executive officers, Hans Helmerich, is a director of the Issuer.  George S. Dotson, a director of the Issuer, was previously but is no longer an executive officer of H&P.

The foregoing description of the Agreement and the Lock-Up Agreement is only a summary, is not complete, should be read together with, and is qualified in its entirety by reference to, the entire Agreement and Lock-Up Agreement, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated as of May 23, 2013, by and between Helmerich & Payne International Drilling Co. and Atwood Oceanics, Inc.

10.2	Lock-Up-Agreement, dated as of May 23, 2013, by and between Helmerich & Payne International Drilling Co. and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

DATE: May 28, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated as of May 23, 2013, by and between Helmerich & Payne International Drilling Co. and Atwood Oceanics, Inc.

10.2	Lock-Up-Agreement, dated as of May 23, 2013, by and between Helmerich & Payne International Drilling Co. and Goldman, Sachs & Co.